EATON VANCE FLOATING-RATE INCOME TRUST
Supplement to Prospectus dated January 17, 2013 and Prospectus Supplement dated January 22, 2013

The following replaces any references, contained either in the Prospectus or the Prospectus Supplement, with respect to the Trust’s: (i) last reported sale price; (ii) net asset value (“NAV”) per Common Share; (iii) percentage premium to NAV per Common Share; (iv) number of Common Shares outstanding; and (v) net assets.

On April 16, 2013, the last reported sale price, NAV per Common Share and percentage premium to NAV per Common Share, were $17.25, $16.37 and 5.38%, respectively.  As of April 16, 2013, we had 38,936,753 Common Shares outstanding and net assets of approximately $637,486,403.

The following replaces the last sentence in the first paragraph under “Use of Proceeds” in the Prospectus Supplement:

Assuming the sale of all of the Common Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $17.25 per share for our Common Shares on the NYSE as of April 16, 2013, we estimate that the net proceeds of this offering will be approximately $64,133,800 after deducting the estimated sales load.

April 17, 2013